UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  September 29, 2021 (September 28, 2021)

J. Alexander’s Holdings, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-37473	47-1608715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, TN 37202
(Address of Principal Executive Offices) (Zip Code)

(615) 269-1900
Registrant’s telephone number, including area code

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	JAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 28, 2021, J. Alexander’s Holdings, Inc., a Tennessee corporation (the “Company”), held a special meeting of shareholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of July 2, 2021 (the “Merger Agreement”), by and among the Company, SPB Hospitality LLC, a Delaware limited liability company (“Parent”), and Titan Merger Sub, Inc., a Tennessee corporation and an indirect, wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as an indirect, wholly-owned subsidiary of Parent. As of August 20, 2021, the record date for the Special Meeting, there were 15,079,893 shares of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) outstanding. A quorum of 11,124,400 shares of Company Common Stock was present or represented by proxy at the Special Meeting.

The matters submitted to a vote of shareholders at the Special Meeting and a final tabulation of the voting results with respect to each matter are as follows:

(1)
The proposal to approve the Merger Agreement, pursuant to which Merger Sub will be merged with and into the Company, with the Company surviving as an indirect, wholly-owned subsidiary of Parent (the “Merger Proposal”), was approved by the affirmative vote of shareholders holding a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting, as set forth below:

For	Against	Abstain

10,172,582	14,404	937,414

(2)
The proposal to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement, was approved on an advisory, non-binding basis by a majority of votes cast, as set forth below:

For	Against	Abstain

8,746,641	853,601	1,524,158

(3)
The proposal to approve one or more adjournments of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement or to seek a quorum if one is not initially obtained (the “Adjournment Proposal”), was not called because the Merger Proposal was approved. If the Adjournment Proposal had been called, it would have been approved by a majority of votes cast, as set forth below:

For	Against	Abstain

9,998,058	171,952	954,390

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Holdings, Inc.

Date: September 29, 2021	By:	/s/ Jessica L. Hagler
Jessica L. Hagler
Vice President, Chief Financial Officer, Treasurer and Secretary